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                                                                    Exhibit 99.1


                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, R. Christopher Hoehn-Saric, Chairman and Chief Executive Officer (principal executive officer) of eSylvan, Inc. (the "Registrant"), certify, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2002 of the Registrant (the "Report"), that:

      (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



/s/ R. Christopher Hoehn-Saric
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R. Christopher Hoehn-Saric
March 27, 2003